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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 17, 1997
                        (Date of earliest event reported)



                        RETIREMENT CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


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
         COLORADO                            1-14114                                   43-1441789
(State or other jurisdiction of      (Commission file number)              (I.R.S. Employer Identification No.)
incorporation or organization)
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                       6000 LAKE FORREST DRIVE, SUITE 200
                             ATLANTA, GEORGIA 30328
                    (Address of principal executive offices)

                                 (404) 255-7500
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

         On February 17, 1997, Retirement Care Associates, Inc. (the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "RCA Merger Agreement") by and among Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("Sun Merger Sub"), and the Company, pursuant to which Sun Merger Sub will be merged with and into the Company (the "RCA Merger").

         Subject to the terms and conditions of the RCA Merger Agreement (including, without limitation, approval by the stockholders of Sun and the Company), upon the effective time of the RCA Merger, each outstanding share of common stock of the Company (other than shares held in the treasury of the Company, owned by Sun or Sun Merger Sub or held by persons who exercise their dissenter's rights under Colorado law) will be cancelled and extinguished and converted automatically into the right to receive 0.6625 shares of common stock of Sun. As a result of the RCA Merger, the Company will become a wholly-owned subsidiary of Sun.

         On the same date, Sun also entered into a Stockholders Stock Option and Proxy Agreement (the "RCA Option Agreement") by and among Sun and Christopher F. Brogdon, Connie B. Brogdon, Edward E. Lane, Darrell C. Tucker and Winter Haven Homes, Inc. (each, a "Stockholder"), collectively owners of approximately 36% of the outstanding shares of common stock of the Company. Pursuant to the RCA Option Agreement, each Stockholder granted to Sun an irrevocable option to purchase such Stockholder's shares at a price per share equal to $9.27 under certain circumstances. In addition, each Stockholder agreed to vote, and granted to Sun an irrevocable proxy to vote, all voting securities of the Company held by the Stockholder in favor of approval of the RCA Merger Agreement and the RCA Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization of the Company with any party other than Sun and its affiliates and against any liquidation or winding up of the Company.

         The foregoing descriptions are qualified in their entirety by reference to the full texts of the RCA Merger Agreement, attached hereto as Exhibit 2.1, and the RCA Option Agreement, attached as Exhibit 1.00(a) to the RCA Merger Agreement, which are incorporated herein by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto.

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
Exhibit No. 2.1                     Agreement and Plan of Merger and Reorganization, dated as of
                                    February 17, 1997, among Sun Healthcare
                                    Group, Inc., Peach Acquisition Corporation
                                    and Retirement Care Associates, Inc.

Exhibit No. 10.1                    Stockholders Stock Option and Proxy Agreement*

Exhibit No. 10.2                    Form of Company Affiliate Agreement*

Exhibit No. 10.3                    Form of Parent Affiliate Agreement*

Exhibit No. 99.1                    Joint Press Release, dated February 18, 1997, of Sun Healthcare
                                    Group, Inc., Retirement Care Associates, Inc. and Contour
                                    Medical, Inc.
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*        Contained as an exhibit to the Merger Agreement

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                                    SIGNATURE


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         RETIREMENT CARE ASSOCIATES, INC.



                                         By: /s/ Christopher F. Brogdon
                                            -----------------------------
                                            Christopher F. Brogdon
                                            Its President



Dated as of February 17, 1997.

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                                  EXHIBIT INDEX
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EXHIBIT NO.                                          DESCRIPTION                                          PAGE
-----------                                          -----------                                          ----

     2.1 Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, among Sun
                  Healthcare Group, Inc., Peach Acquisition
                  Corporation and Retirement Care Associates, Inc.

    99.1 Joint Press Release, dated February 18, 1997, of Sun Healthcare Group, Inc., Retirement Care
                  Associates, Inc. and Contour Medical, Inc.
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